                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE
Contact: Terrence Bowshier
Vice President
Director of Investor Relations
(614) 464-5078

          State Auto Financial Reports Record Annual Earnings for 2003

-        Record annual earnings of $1.58

-        Annual GAAP Combined Ratio improved to 98.2

-        Net Income up 72.0%

-        Book value increased 15.3% to $13.71

COLUMBUS, Ohio -- February 24, 2004 -- State Auto Financial Corporation (NASDAQ:
STFC) today reported fourth quarter 2003 net income of $18,677,000, or $0.46 per diluted share, versus $19,331,000 or $0.49 per diluted share for the same period 2002. Net operating earnings* per diluted share were a fourth quarter record, $0.44 versus $0.40, for the same period in 2002.

STFC's GAAP combined ratio for the fourth quarter was 95.9 versus 98.5 for the fourth quarter of 2002. Catastrophe losses were extremely light, contributing only 0.5 points to the loss ratio in the fourth quarter 2003, versus 2.8 points in the fourth quarter 2002. STFC's fourth quarter revenue was $260,074,000, up from $254,335,000 for the same period in 2002

Revenue for the year 2003 was also a record $1,041,696,000, up 7.7% from $967,479,000 for 2002. For the year 2003, net income was $63,622,000, or $1.58 per diluted share, compared with $36,995,000 or $0.93 per diluted share for 2002. Annual GAAP combined ratio for 2003 was 98.2 compared to 102.4 for 2002. STFC shareholders' book value per share increased 15.3% during 2003 to $13.71 per share.

STFC Chairman and CEO Bob Moone stated, "Our strong fourth quarter results capped an extremely gratifying year for State Auto Financial. Three of the four quarters during 2003 set all-time highs in quarterly operating earnings* per share. The second quarter, the only one that did not set a new quarterly earnings record, was impacted significantly by Cat 88, the single largest catastrophe in the company's history. For the year 2003, we incurred a record $65.4 million in catastrophe losses. It is a testimony to our disciplined pricing and underwriting philosophies that we were able to generate consistently strong results for the year while absorbing such significant catastrophe losses.

"STFC has more than doubled its size since year-end 2000 in total revenue and assets. We have returned to a profitable underwriting position more in line with historic State Auto results, as evidenced by our 98.2 combined ratio for 2003. The Meridian business acquired in 2001 has been successfully integrated to the point that it will no longer be reported as a separate business segment in 2004. We look forward to the challenge in 2004 to perform at a level that will continue to produce profitable business and add to shareholder value," said STFC Chairman and CEO Bob Moone.

State Auto Financial Corporation is a regional property and casualty insurance holding company engaged primarily in writing both personal and commercial lines of insurance. The company markets its policies through more than 22,000 independent insurance agents associated with approximately 3,400 agencies in 26 central and eastern states, excluding New York, New Jersey and the New England states. The State Auto Insurance Companies' pool carries an A+ (Superior) rating from A.M. Best Co.

----------------
*Net operating earnings, a non-GAAP financial measure which management believes is informative to Company management and investors, differ from GAAP net earnings only by the exclusion of realized capital gains and losses, net of applicable taxes, on investment activity for the period being reported. For STFC, this amounts to $0.02 per diluted share for the fourth quarter and $0.17 per diluted share for the year 2003 versus $0.09 and $0.10 for the same 2002 periods respectively.

STFC has scheduled a conference call with interested investors for Tuesday, February 24, 10:00 a.m. ET to discuss the company's fourth quarter 2003 performance. Live and archived broadcasts of the call can be accessed on www.STFC.com. A replay of the call can be heard beginning at noon, February 24, by calling 1-800-297-0781. Supplemental schedules detailing the company's fourth quarter 2003 financial, sales and underwriting results are made available on www.STFC.com prior to the conference call.

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

                STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                (Figures in thousands, except per-share amounts)
                                   (unaudited)

                                                      Quarter Ended              Year Ended
                                                       December 31               December 31
                                                    2003         2002         2003         2002
                                                 ----------   ----------   ----------   ----------
Net premiums written                             $  234,680   $  230,379   $  987,265   $  942,844
                                                 ----------   ----------   ----------   ----------
Earned premiums                                     240,444      232,357      960,568      896,595
Net investment income                                17,038       15,477       64,625       59,691
Net realized gain on investments                      1,055        5,055       10,623        5,909
Other income                                          1,537        1,446        5,880        5,284
                                                 ----------   ----------   ----------   ----------
  Total revenue                                     260,074      254,335    1,041,696      967,479
                                                 ----------   ----------   ----------   ----------
Income before federal income taxes                   24,999       22,112       83,277       37,790
Federal income tax expense                            6,322        2,781       19,655          795
                                                 ----------   ----------   ----------   ----------
Net income                                       $   18,677   $   19,331   $   63,622   $   36,995
                                                 ==========   ==========   ==========   ==========
Earnings per share:
     - basic                                     $     0.47   $     0.50   $     1.62   $     0.95
     - diluted                                   $     0.46   $     0.49   $     1.58   $     0.93

Earnings per share from operations *:
     - basic                                     $     0.45   $     0.41   $     1.44   $     0.85
     - diluted                                   $     0.44   $     0.40   $     1.41   $     0.83

Weighted average shares outstanding:
     - basic                                         39,440       38,968       39,255       38,984
     - diluted                                       40,466       39,638       40,153       39,743

Book value per share                             $    13.71   $    11.89

Dividends paid per share                         $    0.040   $    0.035   $    0.150   $    0.135

Total shares outstanding                             39,559       39,001

GAAP ratios:
     Loss ratio                                        61.5         68.7         67.8         72.9
     Expense ratio                                     34.4         29.8         30.4         29.5
                                                 ----------   ----------   ----------   ----------
     Combined ratio                                    95.9         98.5         98.2        102.4
                                                 ==========   ==========   ==========   ==========
* Net income from operations:
Net income                                       $   18,677   $   19,331   $   63,622   $   36,995
Less net realized gains on investments,
  less applicable federal income taxes                  686        3,286        6,905        3,841
                                                 ----------   ----------   ----------   ----------
Net income from operations                       $   17,991   $   16,045   $   56,717   $   33,154
                                                 ==========   ==========   ==========   ==========

                STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    (dollars in thousands, except share data)
                                   (unaudited)

                                                                                December 31    December 31
                                                                                    2003          2002
                                                                                -----------    -----------
ASSETS

Fixed maturities, available for sale, at fair value
  (amortized cost $1,359,577 and $1,149,334, respectively)                      $ 1,421,412    $ 1,216,698
Equity securities, at fair value (cost $121,025 and $55,837, respectively)          139,257         53,710
Other invested assets (cost $9,485 and $1,857, respectively)                          9,643          1,908
                                                                                -----------    -----------
          Total investments                                                       1,570,312      1,272,316

Cash and cash equivalents                                                            40,005         96,048
Deferred policy acquisition costs                                                    87,099         77,886
Accrued investment income and other assets                                           52,436         50,788
Due from affiliate                                                                        -         14,210
Net prepaid pension expense                                                          51,415         46,690
Reinsurance recoverable on losses and loss expenses payable                          14,236          8,825
Prepaid reinsurance premiums                                                          8,434          7,695
Current federal income taxes                                                            238              -
Deferred federal income taxes                                                             -          5,796
Property and equipment, net                                                          12,492         12,741
                                                                                -----------    -----------
          Total assets                                                          $ 1,836,667    $ 1,592,995
                                                                                ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

Losses and loss expenses payable                                                $   643,019    $   600,958
Unearned premiums                                                                   404,341        377,990
Notes payable (affiliate $60,964 and $60,500)                                       161,220         75,500
Postretirement benefit liabilities                                                   74,250         66,763
Other liabilities                                                                     8,619          7,270
Current federal income taxes                                                              -            745
Deferred federal income taxes                                                         2,008              -
Due to affiliates                                                                       919              -
                                                                                -----------    -----------
          Total liabilities                                                       1,294,376      1,129,226
                                                                                -----------    -----------
Commitments and contingencies                                                             -              -
STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100,000,000 shares;
   44,164,053 and 43,525,774 shares issued, respectively, at stated
   value of $2.50 per share                                                         110,410        108,815
Less 4,604,609 and 4,524,475 treasury shares, respectively, at cost                 (55,762)       (54,249)
Additional paid-in capital                                                           56,653         50,354
Accumulated other comprehensive income                                               52,992         42,512
Retained earnings                                                                   377,998        316,337
                                                                                -----------    -----------
          Total stockholders' equity                                                542,291        463,769
                                                                                -----------    -----------
          Total liabilities and stockholders' equity                            $ 1,836,667    $ 1,592,995
                                                                                ===========    ===========

                STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (dollars in thousands, except share data)
                                   (unaudited)

                                                                    Quarter Ended             Year Ended
                                                                        2003                  December 31
                                                                  2003         2002         2003         2002
                                                               ----------   ----------   ----------   ----------
Earned premiums                                                $  240,444   $  232,357   $  960,568   $  896,595
Net investment income                                              17,038       15,477       64,625       59,691
Net realized gain on investments                                    1,055        5,055       10,623        5,909
Other income (includes $974 and $880, and
   $3,733 and $3,240 respectively, from affiliates)                 1,537        1,446        5,880        5,284
                                                               ----------   ----------   ----------   ----------
          Total revenues                                          260,074      254,335    1,041,696      967,479
                                                               ----------   ----------   ----------   ----------
Losses and loss expenses                                          147,881      159,724      651,223      653,474
Acquisition and operating expenses                                 82,749       69,139      291,823      264,348
Interest expense (includes $678 and $712, and                       1,317          712        3,637        2,333
   $2,756 and $2,333 respectively, from affiliates)
Other expenses                                                      3,128        2,648       11,736        9,534
                                                               ----------   ----------   ----------   ----------
          Total expenses                                          235,075      232,223      958,419      929,689
                                                               ----------   ----------   ----------   ----------
          Income before federal income taxes                       24,999       22,112       83,277       37,790

Federal income tax expense                                          6,322        2,781       19,655          795
                                                               ----------   ----------   ----------   ----------
Net income                                                     $   18,677   $   19,331   $   63,622   $   36,995
                                                               ==========   ==========   ==========   ==========

Earnings per common share:
   Basic                                                       $     0.47   $     0.50   $     1.62   $     0.95
                                                               ==========   ==========   ==========   ==========
   Diluted                                                     $     0.46   $     0.49   $     1.58   $     0.93
                                                               ==========   ==========   ==========   ==========
Dividends paid per common share                                $    0.040   $    0.035   $    0.150   $    0.135
                                                               ==========   ==========   ==========   ==========

                        STATE AUTO FINANCIAL CORPORATION
                      YEAR-TO-DATE DIRECT PREMIUMS WRITTEN
                                   (unaudited)

                                                 3/31/03     3/31/02     6/30/03     6/30/02
                                                 -------     -------     -------     -------
Direct Premiums Written:

Automobile - personal                            118,452     104,497     233,215     212,630
Automobile - commercial                           25,916      26,515      52,934      53,935
Homeowners                                        31,778      27,961      75,159      65,817
Commercial multi-peril                            20,390      19,564      40,876      40,077
Workers' compensation                              8,389      10,288      16,095      19,835
Fire and allied lines                             16,266      14,323      34,166      30,412
Other/products liability                          17,228      16,212      35,934      33,012
Misc. pers./comm. lines                            7,555       7,561      16,287      16,126
                                                 -------     -------     -------     -------
                      Total                      245,974     226,921     504,666     471,844
                                                 =======     =======     =======     =======


                                                 9/30/03     9/30/02    12/31/03    12/31/02
                                                 -------     -------    --------    --------
Direct Premiums Written:

Automobile - personal                            352,603     326,661     464,817     436,830
Automobile - commercial                           78,746      79,328     100,608     101,989
Homeowners                                       120,992     106,224     161,755     142,185
Commercial multi-peril                            61,788      61,179      80,681      81,033
Workers' compensation                             24,095      29,100      30,587      36,526
Fire and allied lines                             53,635      47,609      73,105      64,384
Other/products liability                          54,348      49,453      72,409      65,506
Misc. pers./comm. lines                           24,791      24,285      32,286      31,466
                                                 -------     -------   ---------     -------
                      Total                      770,998     723,839   1,016,248     959,919
                                                 =======     =======   =========     =======

                        STATE AUTO FINANCIAL CORPORATION
                           QUARTERLY STATUTORY RATIOS
                      STATE AUTO STANDARD INSURANCE SEGMENT
                                  (unaudited)

                                                 3/31/03    3/31/02   6/30/03    6/30/02
                                                 -------    -------   -------    -------
Loss & LAE ratios:
  Automobile - personal                            63.9%     68.1%      63.3%      67.7%
  Automobile - commercial                          59.7%     70.3%      54.9%      63.7%
  Homeowners                                       72.8%     66.7%     106.4%     114.1%
  Commercial multi-peril                           61.0%     57.2%      89.0%     101.5%
  Workers' compensation                            81.9%     62.2%      78.6%     113.8%
  Fire and allied lines                            66.2%     64.0%      96.1%      54.8%
  Other/products liability                         66.5%     81.0%      59.0%      55.2%
  Misc. pers./comm. lines                          19.2%     20.1%      25.0%      40.0%
                                                   ----      ----       ----       ----
      Total loss & LAE ratio                       64.1%     65.9%      73.3%      76.1%
                                                   ====      ====       ====       ====

                                                 9/30/03    9/30/02   12/31/03   12/31/02
                                                 -------    -------   --------   --------
Loss & LAE ratios:
  Automobile - personal                            64.2%     63.8%      72.7%      70.5%
  Automobile - commercial                          61.1%     60.6%      41.1%      60.4%
  Homeowners                                       92.3%     74.7%      37.7%      69.5%
  Commercial multi-peril                           61.1%     90.0%      67.8%      73.8%
  Workers' compensation                            99.9%     78.2%     141.5%      83.6%
  Fire and allied lines                            61.0%     64.4%      21.6%      52.7%
  Other/products liability                         49.3%     99.5%      83.0%      77.7%
  Misc. pers./comm. lines                          29.4%     32.3%      31.7%      27.4%
                                                   ----      ----       ----       ----
      Total loss & LAE ratio                       67.0%     69.3%      60.1%      67.3%
                                                   ====      ====       ====       ====

                        STATE AUTO FINANCIAL CORPORATION
                          YEAR-TO-DATE STATUTORY RATIOS
                      STATE AUTO STANDARD INSURANCE SEGMENT
                                   (unaudited)

                                                 3/31/03    3/31/02   6/30/03    6/30/02
                                                 -------    -------   -------    -------
Loss & LAE ratios:
  Automobile - personal                            63.9%     68.1%     63.6%      67.9%
  Automobile - commercial                          59.7%     70.3%     57.2%      66.9%
  Homeowners                                       72.8%     66.7%     90.2%      90.8%
  Commercial multi-peril                           61.0%     57.2%     75.6%      79.9%
  Workers' compensation                            81.9%     62.2%     80.2%      88.7%
  Fire and allied lines                            66.2%     64.0%     81.5%      59.3%
  Other/products liability                         66.5%     81.0%     62.7%      68.0%
  Misc. pers./comm. lines                          19.2%     20.1%     22.2%      30.2%
                                                   ----      ----      ----       ----
      Total loss & LAE ratio                       64.1%     65.9%     68.9%      71.1%
                                                   ====      ====      ====       ====

                                                 9/30/03    9/30/02   12/31/03   12/31/02
                                                 -------    -------   --------   --------
Loss & LAE ratios:
  Automobile - personal                            63.8%     66.5%     66.2%      67.5%
  Automobile - commercial                          58.6%     64.7%     54.0%      63.5%
  Homeowners                                       91.0%     85.2%     76.5%      81.1%
  Commercial multi-peril                           70.5%     83.5%     69.7%      80.8%
  Workers' compensation                            87.1%     84.7%    100.9%      84.4%
  Fire and allied lines                            74.4%     61.1%     60.7%      58.8%
  Other/products liability                         58.0%     79.1%     64.4%      78.8%
  Misc. pers./comm. lines                          24.7%     30.9%     26.5%      30.0%
                                                   ----      ----      ----       ----
      Total loss & LAE ratio                       68.2%     70.5%     66.1%      69.6%
                                                   ====      ====      ====       ====

                        STATE AUTO FINANCIAL CORPORATION
                           QUARTERLY STATUTORY RATIOS
                    STATE AUTO NONSTANDARD INSURANCE SEGMENT
                                   (unaudited)

                                                 3/31/03    3/31/02   6/30/03    6/30/02
                                                 -------    -------   -------    -------
Loss & LAE ratios:
  Automobile                                      77.0%      82.3%     77.4%      78.0%
                                                  ====       ====      ====       ====

                                                 9/30/03    9/30/02   12/31/03   12/31/02
                                                 -------    -------   --------   --------
Loss & LAE ratios:
  Automobile                                      76.2%      89.4%     71.7%      67.8%
                                                  ====       ====      ====       ====

                          YEAR-TO-DATE STATUTORY RATIOS
                    STATE AUTO NONSTANDARD INSURANCE SEGMENT
                                   (unaudited)

                                                 3/31/03    3/31/02   6/30/03    6/30/02
                                                 -------    -------   -------    -------
Loss & LAE ratios:
  Automobile                                      77.0%      82.3%     77.2%      80.0%
                                                  ====       ====      ====       ====

                                                 9/30/03    9/30/02   12/31/03   12/31/02
                                                 -------    -------   --------   --------
Loss & LAE ratios:
  Automobile                                      76.8%      83.4%     75.6%      79.0%
                                                  ====       ====      ====       ====

                        STATE AUTO FINANCIAL CORPORATION
                           QUARTERLY STATUTORY RATIOS
                       MERIDIAN STANDARD INSURANCE SEGMENT
                                   (unaudited)

                                                 3/31/03    3/31/02   6/30/03    6/30/02
                                                 -------    -------   -------    -------
Loss & LAE ratios:
  Automobile - personal                           65.5%       72.2%    74.2%      76.7%
  Automobile - commercial                         41.8%       68.8%    60.5%      72.5%
  Homeowners                                      36.4%      101.3%   100.0%     192.2%
  Commercial multi-peril                          83.0%       85.2%   175.3%     116.6%
  Workers' compensation                           54.2%       82.5%     9.7%      76.4%
  Fire and allied lines                           71.4%       65.7%   132.9%     100.6%
  Other/products liability                       -16.7%       -8.0%   151.4%       1.2%
  Misc. pers./comm. lines                         45.1%       46.9%    78.8%      31.7%
                                                  ----       -----    -----      -----
      Total loss & LAE ratio                      57.9%       77.5%    92.1%      96.6%
                                                  ====       =====    =====      =====

                                                 9/30/03    9/30/02   12/31/03   12/31/02
                                                 -------    -------   --------   --------
Loss & LAE ratios:
  Automobile - personal                            75.6%      79.4%    84.3%      71.9%
  Automobile - commercial                          70.8%     100.5%    16.9%      64.7%
  Homeowners                                      118.4%      91.9%   -52.3%      37.9%
  Commercial multi-peril                          105.7%     111.6%    97.2%     117.7%
  Workers' compensation                            95.0%      88.4%   193.4%      85.7%
  Fire and allied lines                            48.4%     104.7%    23.3%     -32.0%
  Other/products liability                        129.1%      25.4%   767.5%     175.3%
  Misc. pers./comm. lines                          17.5%      20.6%    22.2%     173.5%
                                                  -----      -----    -----      -----
      Total loss & LAE ratio                       89.0%      88.4%    70.0%      78.6%
                                                  =====      =====    =====      =====

                        STATE AUTO FINANCIAL CORPORATION
                          YEAR-TO-DATE STATUTORY RATIOS
                       MERIDIAN STANDARD INSURANCE SEGMENT
                                   (unaudited)

                                                 3/31/03    3/31/02   6/30/03    6/30/02
                                                 -------    -------   -------    -------
Loss & LAE ratios:
  Automobile - personal                            65.5%      72.2%     69.3%     74.4%
  Automobile - commercial                          41.8%      68.0%     50.8%     70.6%
  Homeowners                                       36.4%     101.3%     66.4%    146.3%
  Commercial multi-peril                           83.0%      85.2%    126.8%    100.9%
  Workers' compensation                            54.2%      82.5%     35.5%     79.5%
  Fire and allied lines                            71.4%      65.7%    101.5%     82.7%
  Other/products liability                        -16.7%      -8.0%     63.3%     -3.1%
  Misc. pers./comm. lines                          45.1%      46.9%     60.9%     39.4%
                                                  -----      -----     -----     -----
      Total loss & LAE ratio                       57.9%      77.5%     73.6%     86.9%
                                                  =====      =====     =====     =====

                                                 9/30/03    9/30/02   12/31/03   12/31/02
                                                 -------    -------   --------   --------
Loss & LAE ratios:
  Automobile - personal                            70.7%      76.0%    71.9%       75.1%
  Automobile - commercial                          56.6%      80.0%    49.3%       76.5%
  Homeowners                                       79.9%     128.4%    61.2%      106.5%
  Commercial multi-peril                          120.7%     104.3%   116.6%      107.5%
  Workers' compensation                            50.3%      82.2%    70.5%       82.7%
  Fire and allied lines                            85.9%      89.8%    74.3%       60.8%
  Other/products liability                         82.0%       7.4%   199.3%       50.0%
  Misc. pers./comm. lines                          49.1%      33.5%    44.5%       65.4%
                                                  -----      -----    -----       -----
      Total loss & LAE ratio                       77.5%      87.4%    76.4%       85.5%
                                                  =====      =====    =====       =====